EXHIBIT 23(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


                  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 12, 1996 incorporated by reference in United National Bancorp's Annual Report on Form 10-K and to all references to our firm included in this Registration Statement.



                                                      ARTHUR ANDERSON LLP

Roseland, New Jersey
November 19, 1998